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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                           ________________________________

                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): October 20,
          1994

                               VARIAN ASSOCIATES, INC.
                  (Exact Name of Registrant as Specified in Charter)
           Delaware              1-7598                 94-2359345

           (State or Other       (Commission File       (IRS Employer
           Jurisdiction of       Number)                Identification No.)
           Incorporation)

          3050 Hansen Way, Palo Alto, CA                         94304-1000
          (Address of Principal Executive Offices)               (Zip Code)

          Registrant's telephone number, including area code: (415) 493-
          4000

                                    Inapplicable
          (Former Name or Former Address, if Changed Since Last Report)




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          Item 5.   Other Events.

                    On October 20, 1994, the registrant announced that it will seek a buyer for its Electron Devices operations and issued a press release announcing this development. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    99.1 -- Press Release of Varian Associates, Inc. issued on October 20, 1994.

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                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VARIAN ASSOCIATES, INC.
                                                  (Registrant)

          Date:  October 20, 1994            By:  /s/ Joseph B. Phair
                                             Joseph B. Phair
                                             Vice President, General
                                             Counsel and Secretary

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                                    EXHIBIT INDEX

          Exhibit Number           Exhibit

          99.1                     Press Release of Varian Associates, Inc.
                                   issued on October 20, 1994.